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                                  EXHIBIT 10.8









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                                   AGREEMENT

         This Agreement made this 16th day of February, 1999, by and between, EVANS NATIONAL BANK, a New York Banking Corporation, with offices located at 14-16 N. Main Street, Angola 14006, hereinafter referred to as "Bank", and, JAMES TILLEY, an employee of said Bank, hereinafter referred to as "Participant".

         WHEREAS, the parties previously entered into a Supplemental Executive Retirement Plan (SERP), dated March 28, 1995; and

         WHEREAS, the parties now wish to amend said Plan.

         NOW, THEREFORE, it is mutually agreed as follows:

         1.       ARTICLE II "BENEFIT" is hereby amended as follows:

                  SECTION 2.1 DEFINED CONTRIBUTION EXCESS BENEFIT

                                    (A) The excess benefit has been determined
                           to be the amount of $66,943.00 paid annually for the term of twenty (20) years certain.

                                    It shall be payable under conditions
                           identical as to vesting, conditions and terms of payment and all other matters, to the benefit payable by The Evans National Bank Pension Plan, (except the benefit from this plan will not be paid in the form of a lump sum and the benefit will not commence prior to the first day of the month coincident with or next following the individual's 65th birthday).

                                    (B) In the event the Participant dies prior
                           to attaining sixty-five (65) years of age, annual payments will be made to Participant's named beneficiary in the amount of $66,943.00 for ten (10) consecutive years commencing thirty (30) days after the Participant's date of death.

                  SECTION 2.3 BENEFIT ON TERMINATION BEFORE RETIREMENT AT AGE 65

                                    This paragraph will remain the same, except
                  that the figure "$60,319.00" will be replaced by the figure "$66,943.00".

         2. ARTICLE III "MISCELLANEOUS" is hereby amended as follows:

                  SECTION 3.11 ADMINISTRATION IS RENUMBERED SECTION 3.12


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         NEW SECTION 3.11 "REIMBURSEMENT OF ATTORNEY'S FEES" IS ADDED:

                                    In the event the Bank ownership changes and
                  Participant is denied benefits under this Plan and Participant is required to retain legal counsel to secure said benefits, Participant shall be entitled to reimbursement of reasonable legal fees incurred in the pursuit of said benefits. Bank shall reimburse Participant no later than five (5) days after submission of an invoice for said fees from an attorney admitted to practice Law in the State of New York or such other state as may be required because of ownership of the Bank by an out-of-state corporation

         2. All terms and conditions of the aforementioned Agreement not specifically changed herein, shall remain the same and are hereby ratified and affirmed as if set forth fully herein.

         IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

                                        EVANS NATIONAL BANK

                                        BY: /s/RICHARD M. CRAIG
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                                        RICHARD M. CRAIG, CHAIRMAN

                                        PARTICIPANT:



                                        /s/JAMES TILLEY
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                                        JAMES TILLEY

Attest:

/s/ROBERT ALLEN
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Robert Allen, Secretary